Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Retirement Benefits [Abstract]
Benefit Obligation	$ 321	$ 390
Fair value of plan assets	463	473
Defined Benefit Plan, Funded Status of Plan	(142)	(83)
Noncurrent liabilities (assets)	(142)	(83)
Net amount recognized	(142)	(83)
Amounts recognized in accumulated comprehensive income (loss) consist of:
Unrecognized net gain (loss)	$ (4)	$ (80)	$ (4)